Exhibit 10.4

FIRST AMENDMENT TO
MASTER SALE-LEASEBACK AGREEMENT

I. PARTIES

This First Amendment to the Master Sale-Leaseback Agreement (“Amendment”) is effective as of November 1, 2018, and is made by and between the following parties:

A. CARVANA, LLC, an Arizona limited liability company (“Carvana”) and

B. VMRE, LLC, a Delaware limited liability company (“VMRE”).

II. RECITALS

The essential facts relied on by Carvana and VMRE as true and complete, and giving rise to this Amendment, are as follows:

A. Carvana and VMRE are parties to a certain Master Sale-Leaseback Agreement, effective as of November 3, 2017 (“MSLA”).

B. Under the terms of the MSLA, Carvana agreed to sell, convey, transfer, assign, and deliver to VMRE, and VMRE agreed to accept from Carvana all of Carvana’s right, title, and interest in certain Properties.

C. The parties desire to amend the MSLA as outlined in this Amendment.

III. AGREEMENT

Carvana and VMRE agree to the following:

1. Capitalized terms used but not defined in this Amendment have the meanings given to them in the MSLA.

2. Section 3.1 of the MSLA is amended and restated in its entirety as follows:

Purchase Facility. Commencing as of the Effective Date and continuing through the third anniversary of the Effective Date (the “Facility Term”), and subject to the terms of this Agreement, VMRE shall purchase Properties from Carvana from time to time, provided that at no time during the Facility Term will the aggregate amount of the Purchase Price for the Properties purchased by VMRE exceed $75,000,000 (the “Facility Cap”). Additionally, the sum of the aggregate amount of the Purchase Price of the Properties purchased by VMRE and the amount not yet disbursed under Budgets approved pursuant to the applicable Disbursement Agreements shall not exceed $100,000,000. The Properties to be purchased by VMRE shall be limited to (a) Properties used by Carvana in the operation of Carvana’s Business related to the fulfilling of the purchases of automobiles by customers utilizing automobile “vending machines” and (b) one non-vending machine Property related to the operation of Carvana’s Business of inspecting, repairing, reconditioning and storing vehicles (the “Permitted Operations”), unless otherwise explicitly consented to by VMRE in writing. To the extent that any Property is repurchased from VMRE during the Facility Term pursuant to Section 3.5, the amount paid to VMRE (but not exceeding the Purchase Price) (x) shall not be included in any calculation of the aforementioned limitation set forth in this Section 3.1 and (y) may be reallocated to permit the purchase of additional Properties and/or Improvements during the Facility Term up to, but not exceeding the Facility Cap.

4. As consideration for extending the Facility Term, Carvana shall pay VMRE a one-time non-refundable “First Amendment Commitment Fee” equal to [***] of the Facility Cap in the amount of [***], which amount shall be paid by Carvana upon execution of this Amendment.

5. All other provisions of the MSLA remain unchanged and in full force and effect as written. In the event of a conflict between the terms of the MSLA and this Amendment, the terms of this Amendment shall prevail.

6. If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, all other provisions shall remain valid and enforceable.

7. This Amendment:

a. May be modified only by a writing signed by both parties.

b. May be signed in counterparts, each of which is deemed an original, and all of which taken together constitute one and the same agreement. The signatures of the parties, exchanged via e-mail, shall constitute and be deemed original signatures for all purposes.

c. Binds and inures to the benefit of the parties and their respective successors and assigns.

d. Constitutes the entire agreement of the parties with respect to its subject matter.

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[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative effective the date first written above:

CARVANA, LLC,
an Arizona limited liability company
BY:	/s/ Paul Breaux
PRINT NAME:	Paul Breaux
TITLE:	General Counsel

VMRE, LLC,
a Delaware limited liability company
BY:	[***]
PRINT NAME:	[***]
TITLE:	[***]

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.